LOGO

                                   REAL ESTATE
                                   SECURITIES

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o 1998 was a difficult year for REITs and for the Fund. The Fund's return was a negative 21.2%; the Wilshire Real Estate Securities Index declined by 17.4%.

o As the real estate market transitioned from the recovery to the equilibrium phase, growth and momentum investors concluded the real estate recovery was over and exited the REIT sector. This change in sentiment, and the speed at which these investors exited the market, led to price declines more severe than the changes in the underlying fundamentals warranted.

o The price declines experienced by the REITs in 1998 only make sense if there is going to be a serious real estate recession in 1999, combining substantial overbuilding with weakened demand caused by a general economic recession.

o On the contrary, our research indicates that 1999 and 2000 should be years of favorable real estate fundamentals, with most markets at equilibrium and strong (8% to 11%) earnings growth for the real estate companies.

o Over the longer term, now that REIT stock prices have returned to levels that are close to net asset values, REITs should resume their traditional role of offering high current yields, consistent moderate growth, and lower volatility than the general stock market.

o As a result, we believe now is the time to be an aggressive buyer of REITs.

FUND PERFORMANCE
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares*
January 3, 1995-December 31, 1998


                                                         CHART HERE

                                                           10000
                                                           10142
                                                           10638
                                                           11274
                                                           11819
                                                           12021
                                                           12551
                                                           13317
                                                           15684
                                                           16207
                                                           16764
                                                           19044
                                                           19136
                                                           18858
                                                           17996
                                                           15058
                                                           15150


$10,000 invested in the Real Estate Securities Fund Class A Shares at inception on January 3, 1995 was worth $15,150 on December 31, 1998.

*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. See additional performance information on page 11.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholder:

     The Flag Investors Real Estate Securities Fund seeks total return, with a significant income component, by investing in a diversified portfolio of REITs and real-estate operating companies.

     The sub advisor and portfolio manager--ABKB LaSalle Securities Limited--has more than a dozen professionals dedicated solely to investing in public real-estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience, to its efforts on behalf of your Fund.

FUND PERFORMANCE

     The Flag Investors Real Estate Securities Fund's performance since its inception in 1995 is presented below.


TOTAL RETURN PERFORMANCE*

                                          Class A       Class B       Wilshire Real
  For the periods ended 12/31/98          Shares        Shares        Estate Index
------------------------------------------------------------------------------------
  One Year                               -20.8%         -21.4%          -17.4%
 ....................................................................................

  Since Inception (1/3/95)                10.8%          10.0%           11.3%
 ....................................................................................

Source: ABKB/LaSalle Securities; Wilshire Associates
* These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. Past performance is not an indicator of future results.

     On December 31, 1998, the net asset value (NAV) was $11.64 per Class A share and $11.60 per Class B share. In addition, 12 monthly dividends and one capital gains distribution were paid in 1998, totaling $0.93 per Class A share and $0.81 per Class B share.

     1998 was an unusual and disappointing year for REIT stocks. While REIT earnings were up a record 15%, their stocks were down 23%. Investors (particularly non-real estate growth and momentum investors) abandoned the sector in 1998 because of concerns about overbuilding, reduced demand for space, and lower earnings growth in 1999. In our view, all of these concerns were overblown.

     The results for your portfolio were also disappointing, on both an absolute and relative basis. This primarily was a result of our emphasis on the larger, higher growth companies, many of which were predominantly owned by the broad market investors who abandoned the sector in 1998.

MARKET COMMENTARY

     While 1998 was the best year ever for REIT earnings growth, it turned into the worst year since 1974 for REIT price performance, and the worst year ever in performance relative to the broad market. In our view, 1998's poor performance was due to four principal factors:

o The continuing bull market for large cap and high tech stocks drew broad-market investors away from REITs, which are normally viewed as small cap companies and defensive stocks. Most money that remained defensive went to the tried-and-true utility sector. The larger real estate mutual funds were selling REITs to meet redemptions virtually the entire year.

o Regulatory changes derailed the high-growth paired-share REITs and, in the process, created tremendous confusion and uncertainty regarding the regulatory environment for REITs. Many investors inappropriately interpreted the regulatory changes as having negative economic implications for the overall REIT industry.

o Cyclical concerns arose that real estate companies would repeat the development excesses of earlier real estate boom and bust cycles, or chase acquisitions for their own sake. Cap rate declines early in the year made growth by acquisition much more difficult.

o Later in the year, concerns surfaced that lack of capital would keep many companies from executing their growth plans (with only limited understanding that restricted capital would itself reduce potential cyclical excesses). In addition, there were concerns that an economic recession in 1999 would cause lower occupancies and rents.

RELATIVE VALUATION

     Strong fundamental results combined with poor price performance has created a situation where relative REIT valuations are extraordinarily attractive.

REIT VALUATION VS. S&P 500
                                      At 12/31/97                At 12/31/98
                                  ------------------         -------------------
  For the periods ended 12/31/98   S&P 500    REITS            S&P 500     REITS
--------------------------------------------------------------------------------
  Forward Multiple                  20.0x     11.8x             23.9x      8.9x
 ................................................................................
  Forward Earnings Growth Est.      7.8%      19.9%             4.3%       12.4%
Source: ABKB/LaSalle Securities
Note: Earnings growth for REITS is weighted average FFO/share growth.

     A 15% earnings gain, coupled with a performance disadvantage of more than 40% compared to the S&P 500, has created the deepest valuation discount for the real estate sector we have ever seen.

                                   LINE CHART

                  S&P 500    REIT        REIT/
                  Multiple  Composite    S&P
                  --------  ---------    -----

1986 Ql 86        14.61     14.00        0.96

     Q2 86        15.20     14.85        0.98

     Q3           14.02     15.14        1.08

     Q4           14.68     14.97        1.02

1987 Ql 87        17.26     16.28        0.94

     Q2 87        17.52     16.66        0.95

     Q3           17.26     15.03        0.87

     Q4           12.61     12.78        1.01

1988 Ql 88        12.51     13.51        1.08

     Q2 88        12.18     13.53        1.11

     Q3           11.61     13.52        1.16

     Q4           11.34     14.14        1.25

1989 Ql 89        11.52     13.96        1.21

     Q2 89        12.18     14.60        1.20

     Q3           13.53     14.47        1.07

     Q4           13.67     14.52        1.06

1990 Ql 90        13.54     13.61        1.01

     Q2 90        14.32     13.37        0.93

     Q3           12.24     10.52        0.86

     Q4           13.34     12.06        0.90

1991 Ql 91        15.47     12.80        0.83

     Q2 91        15.96     12.32        0.77

     Q3           17.01     12.98        0.76

     Q4           18.79     14.64        0.78

1992 Ql 92        17.86     12.96        0.73

     Q2 92        17.44     12.95        0.74

     Q3           17.55     13.78        0.79

     Q4           17.68     13.98        0.79

1993 Ql 93        17.89     15.30        0.86

     Q2 93        17.33     14.35        0.83

     Q3           16.9      14.74        0.87

     Q4           16.37     12.54        0.77

1994 Ql 94        15.2      12.28        0.81

     Q2 94        14.69     12.08        0.82

     Q3           14.78     11.43        0.77

     Q4           13.92     11.30        0.81

1995 Ql 95        13.92     10.87        0.78

     Q2 95        14.5      11.10        0.77

     Q3           15.07     11.22        0.74

     Q4           15.88     11.36        0.72

1996 Ql 96        15.36     11.27        0.73

     Q2 96        15.62     11.40        0.73

     Q3           15.5      11.78        0.76

     Q4           17.4      13.70        0.79

1997 Ql 97        16.11     12.55        0.78

     Q2 97        18.83     12.91        0.69

     Q3           20.15     13.65        0.68

     Q4           20.9      13.11        0.63
1988 Ql 98        21.60     12.20        0.56

     Q2 98        21.98     10.30        0.47

     Q3           19.94      9.90        0.50

     Q4           23.87      8.90        0.37

12-Year Average   15.40     13.27        0.88

Source: Goldman Sachs.

--------------------------------------------------------------------------------

     Broad market investors continue to drive the largest S&P companies and certain super-growth stories to unprecedented levels of valuation, while REIT multiples are at the lowest level in the past 12 years.

REIT FFO VS. S&P

     The large spread between REIT Funds From Operation multiples and S&P 500 PE multiples has developed since early 1997. Even if the multiples for the two groups remain stable from this point, REITS should outperform due to their superior near term growth rate. In fact, while it is impossible to predict the month when sentiment toward REITS will change, we believe that it will. If REITs continue to turn in stable growth in 1999, these companies should expect to rally later in the year.

REAL ESTATE FUNDAMENTALS

     For most segments of the real estate business, the past several years have been a period of cyclical recovery from the depression levels of the early 1990s. While most property types and markets have now moved into equilibrium, it appears that a dynamic equilibrium will continue for some time; we do not anticipate a significant deterioration in fundamentals in the foreseeable future.

     The OFFICE market is now in balance nationally, with properties in select Central Business Districts in the best position to increase their cash flows and

PRIVATE REAL ESTATE RETURNS

  Average                                  Last                           Next
  Returns                                 3 Years                        3 Years
--------------------------------------------------------------------------------
  Office                                  15.5%                         10%-12%
 ................................................................................
  Industrial                              15.3%                         9%-11%
 ................................................................................
  Apartment                               12.5%                         9%-11%
 ................................................................................
  Lodging                                 27.0%                         10%-14%
 ................................................................................
  Mall Retail                             6.2%                           5%-7%
 ................................................................................
  Strip Retail                            8.9%                           7%-9%
 ................................................................................

Source: LaSalle Advisors Investment Research

values. There may be some excess building in certain suburban submarkets, but this overbuilding is mostly in markets with strong secular employment growth, and should not cause significant declines in rents and occupancies. The recent real estate capital markets' disarray has helped limit new supply going forward.

     Office demand is likely to be reasonable but not record-breaking. Taking supply and demand into account, we expect market rents to rise with inflation, which will often result in above-inflation increases in Net Operating Income, since a number of properties still have significant built in growth as leases roll over.

     The INDUSTRIAL market continues in equilibrium. Although we expect supply to slightly outpace absorption in 1999, we anticipate that market rental growth will equal inflation.

     1998 was a good year in terms of fundamentals in the retail industry. Consumer confidence was robust and retail sales growth outpaced inflation. The pace of new supply of product slowed and the market moved towards equilibrium, reversing a trend of increasing over-supply which has persisted for the last several years. These positive indicators translated into solid internal growth for many properties, which enjoyed increases in occupancy and rising rental rates.

     Stability continued to be the theme in the APARTMENT industry in 1998. Properties maintained strong internal operating results due to both revenue gains in excess of inflation and lower or flat operating expenses. Occupancies were high across the nation as well, with strong demand growth despite a booming single-family market.

     Stability should continue in the apartment sector, with solid demographic growth assured for a number of years. Despite supply concerns in some markets, most markets will be in equilibrium. In addition, we expect new supply to be sensitive to expected demand, as capital is constrained in the public debt and equity markets. Internal growth should exceed inflation, and occupancies should remain stable.

     The LODGING business has been in flux over the last year or so, with mergers and structural changes creating a new competitive environment with new strong--and not so strong--lodging owners and operators. These changes have overshadowed the excellent operating results achieved in 1998. Although we may see some reductions in occupancies and in the growth of room rates, the best earnings potential continues to be upscale and luxury hotels in the major central business districts, where demand is strong and supply constrained.

NET ASSET VALUE AND COMPANY VALUE

     Reits are, at their core, a collection of tangible assets with value as a portfolio of properties. At various times in a real estate cycle, public companies will trade at significant differences to their Net Asset Value (NAV). We expect this difference will ordinarily be at a moderate premium of 5% to 15% to account for the organizational value of public ownership. At the beginning of 1998, valuations were at or beyond the high end of this range. Today many companies are trading at or below their Navs.

--------------------------------------------------------------------------------
NAV PREMIUMS/DISCOUNTS AT 12/97 AND 12/98
ADJUSTED EBITDA CAP RATES
                                     NAV Premium/Discount          Adj. EBITDA
  Sector                          12/31/97       12/31/98       Cap Rate 12/98
--------------------------------------------------------------------------------
  Hotel                             2.0%           -37.4%            10.8%
 ................................................................................
  Office/Industrial                 18.9%          -10.7%            8.7%
 ................................................................................
  UNIVERSE                          15.9%          -10.2%            8.8%
 ................................................................................
  Retail                            18.9%           -7.8%            9.0%
 ................................................................................
  Self Storage                      25.6%           -6.0%            9.4%
 ................................................................................
  Diversified                       27.4%           -4.6%            8.1%
 ................................................................................
  Residential                       12.7%           -0.2%            8.7%
 ................................................................................

Note: Adjusted EBIDTA (Earnings Before Interest, Depreciation, Taxes, and Amortization - and After Cap Ex and G&A Expense) is a proxy for the returns received from property by a direct owner.

PERSPECTIVE ON 1999

     While the pain of 1998 will be remembered for a long time, conditions are favorable and many companies are well positioned for a period of superior relative performance:

o To date, the real estate industry has shown much more financial discipline than in earlier markets. Development today requires far more capital and pre-leasing than in the past; the public companies that have money are coming to realize the need for consistent, sustainable earnings growth.

o With continuing capital constraints, the strongest and most liquid companies will increase their advantage.

o The structural problems of 1998 appear to be behind us. There is unlikely to be new negative legislation or broad criticism of the industry in the next year or two.

o    Almost all property sectors and regions are in a healthy equilibrium.
     While there could be sporadic oversupply situations in cities like Seattle, Las Vegas, or Houston, the effects on occupancies and rents are expected to be moderate and short lived.

o With investment sentiment negative and relative valuation at a historical low, the prospect of further relative underperformance seems remote.


INVESTMENT STRATEGY

     At year end the Fund's assets were allocated as follows:


[PIE CHART]

Apartments 20%

Diversified/Other 25%

Factory Outlets2%

Office/Industrial 29%

Retail 3%

Self-Storage 7%

Regional Malls 2%

Hotels 12%

Health Care 0%

LETTER TO SHAREHOLDERS(CONCLUDED)
--------------------------------------------------------------------------------

     As we position our portfolios for 1999 and beyond, we continue to look at the real estate companies as both collections of assets and as operating entities with managements which can have a significant impact on the value of these assets. With real estate markets now in equilibrium and access to capital more restricted, relative performance becomes more closely aligned with existing property performance and management operating capabilities and less driven by the aggressive capital market and acquisition strategies which have been the hallmark of many companies over the last three years.

     We anticipate a moderating but still positive economy in 1999. We know that there will be a time when the economy will go into recession and/or the broad stock market will decline, and that these events will have some impact on the operations of the REITs' properties and their ability to raise capital. In the past, it has been these difficult times that have allowed the best companies to position themselves for the best future growth.

     These anticipated conditions lead us to the following strategic focus:

o We are increasing our focus on the best managed, more conservatively financed companies. Quality is cheaper today than it has been in several years.

o We are generally avoiding companies with significant dependence on acquisitions or access to equity capital to generate competitive returns. We expect access to equity to remain fairly limited for the foreseeable future.

o We prefer companies with strong growth potential from existing assets. While we continue to invest in select companies with development capabilities, the risk profile of development-oriented companies has increased.

o We are increasing our investment in lower risk assets and markets. This includes product types less vulnerable to a downturn in the economy (e.g. neighborhood shopping centers, net-lease owners, manufactured homes) and markets with below average supply risk.

     In general, we continue to find attractive investment opportunities in all of the major property sectors. Based on current valuation levels, with the exception of the lodging sector, the differences in valuations among the various property sectors appear fairly modest.

     We continue to have a bias in favor of the office and apartment sectors. Many of the better office and apartment companies underperformed in 1998 and now appear more attractive than usual. The retail and industrial companies had strong relative performance in 1998 and now appear slightly less attractive.

     While valuation levels are clearly cheapest in the lodging sector, we are taking a cautious stance toward the sector due to its high risk. Our strategy is to continue to focus on the companies owning upscale, full service hotels in the best Central Business Districts.

     With most sectors and regions in balance, our key criteria will be the abilities and expectations of individual companies, and relative valuations.

     Although 1998 was a difficult year for holders of real estate stocks, we believe that the period of relative underperformance of these stocks is near an end. Going forward they should provide a haven of solid current return and consistent earnings growth in a market that is likely to become increasingly volatile.

     We are positioning the Fund's investments to offer such a haven, and we appreciate your continued interest and support.



     Very truly yours,


/s/ William K. Morrill, Jr.     /s/ Keith R. Pauley      /s/ James A. Ulmer III
----------------------------   ------------------------  ----------------------
  William K. Morrill, Jr.           Keith R. Pauley       James A. Ulmer III
         President             Executive Vice President     Vice President



January 20, 1999

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
DIVIDEND DECLARATION

                             1998 Year-End Dividend

      The Board of Directors has declared a year-end per share distribution payable on December 11, 1998 to shareholders of record on December 5, 1998.

                             Class A Class B  Institutional
                             Shares  Shares      Shares

  Long-term capital gains ..  $.23    $.23       $.23
                             -----   -----      -----

                           Dividends for Calendar 1998

      Total dividends declared for calendar 1998 are as follows:

                             Class A Class B   Institutional
                             Shares  Shares      Shares

  Income ...................  $ .60   $.48      $.636
  Long-term capital gains ..   .33     .33        .33
                              -----   ----      -----
  Total distributions ......  $ .93   $.81      $.966

      Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvesting at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION


     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on January 3, 1995 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses. The graph for the Fund's Class A Shares reflects the impact of the currently effective 4.50% maximum sales charge. The graph for the Fund's Class B Shares, reflects the impact of a 3.00% contingent deferred sales charge, which is the applicable sales charge for the represented time period.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)

Change in Value of a $10,000 Investment in Class A Shares*
January 3, 1995-December 31, 1998

Flag Investors Real Estate Security Fund $14,468
Wilshire Real Estate Securities Indes $15,613

GRAPH CHART

1/95     9550     10000
3/95     9686     10210
6/95     10159    10649
9/95     10767    11150
12/95    11287    11551
3/96     11480    12036
6/96     11987    12602
6/96     12718    13345
12/96    14978    15801
3/97     15478    16085
6/97     16010    16825
9/97     18187    18945
12/97    18275    18907
3/98     18009    18765
6/98     17186    17904
9/98     14380    15763
12/908   14468    15613


Average Annual Total Return1

  Periods Ended 12/31/98                 1 Year       5 Years   Since Inception2
--------------------------------------------------------------------------------
  Class A Shares                          (24.39)%       --%            9.69%
 ................................................................................

1 These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. Past performance is not an indicator of future results.
2 January 3, 1995.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)

Change in Value of a $10,000 Investment in Class B Shares*
January 3, 1995-December 31, 1998

Flag Investors Real Estate Security Fund $14,408
Wilshire Real Estate Securities Indes $15,613


GRAPH CHART

1/95     10000    10000
3/95     10125    10210
6/95     10602    10649
9/95     11218    11150
12/95    11740    11551
3/96     11911    12036
6/96     12418    12602
9/96     13147    13345
12/96    15457    15801
3/97     15943    16085
6/97     16467    16825
9/97     18678    18945
12/97    18421    18907
3/98     18126    18765
6/98     17696    17904
9/98     14371    15763
12/98    14408    15613


Average Annual Total Return1

Periods Ended 12/31/98                     1 Year     5 Years  Since Inception2
--------------------------------------------------------------------------------
  Class B Shares                          (25.43)%       --%            9.58%
 ................................................................................

1 These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results.
2 January 3, 1995.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)

Change in Value of a $10,000 Investment in Institutional Shares*
March 31, 1997-December 31, 1998

Flag Investors Real Estate Security Fund $9,431
Wilshire Real Estate Securities Indes $9,717


LINE CHART

3/97     10000    10000
6/97     10374    10469
9/97     11820    11791
12/97    11884    11767
3/98     18424    11679
6/98     11188    11143
9/98     14670    9810
12/98    9431     9717

Average Annual Total Return1

  Periods Ended 12/31/98                 1 Year       5 Years   Since Inception2
--------------------------------------------------------------------------------
  Institutional Shares                    (20.64)%       --%           (3.29)%
 ................................................................................

1 These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. 2 March 31, 1997.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                        DECEMBER 31, 1998

                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------
 COMMON STOCK - 97.4%
REAL ESTATE OPERATING CO. -
  HEALTHCARE: 0.4%
   12,050 Crestline Capital Corp.             $14.62    $ 176,231   0.4%   $  (7,908)
                                                       ----------- ----   -----------

REAL ESTATE OPERATING CO. - HOTELS AND
  HOSPITALITY: 8.4%
  130,983 Host Marriott Corp.*                 13.81    1,809,210   4.4     (313,263)
  108,800 Sunterra Corporation*                15.00    1,632,000   3.9     (144,205)
   20,500 Meristar Hotels & Resorts, Inc.*      2.62       53,812   0.1      (69,018)
                                                       ----------- ----   -----------
                                                        3,495,022   8.4     (526,486)

REAL ESTATE OPERATING CO. - OTHER: 6.0%
   38,500 Capital Trust - Class A               6.00      231,000   0.6     (192,164)
   25,200 Corrections Corp. of America*        17.63      444,150   1.1     (125,526)
   32,016 Reckson Service Industries, Inc.      4.13      132,066   0.3      (88,810)
   48,600 Vornado Realty Trust                 33.75    1,640,250   4.0      381,791
                                                       ----------- ----   -----------
                                                        2,447,466   6.0      (24,709)
REIT APARTMENTS: 18.2%
   43,000 Apartment Investment &
            Management Co.                     37.19    1,599,062   3.9      196,922
   77,085 AvalonBay Communities, Inc.          34.25    2,640,161   6.4      233,042
   16,104 Camden Property Trust                26.00      418,704   1.0      (55,323)
   30,750 Equity Residential Properties Trust  40.44    1,243,453   3.0       43,735
    9,600 Irvine Apartment Communities         31.88      306,000   0.7       50,698
   34,652 Post Properties, Inc.                38.44    1,331,955   3.2       82,882
                                                       ----------- ----   -----------
                                                        7,539,335  18.2      551,956
REIT DIVERSIFIED/OTHER: 11.8%
   50,000 Beacon Capital Partners+             15.88      793,750   1.9     (206,250)
   97,400 Catellus Development Corp.*          14.31    1,394,038   3.4     (414,608)
   35,400 Crescent Real Estate Equities Co.    23.00      814,200   2.0     (464,163)
  118,744 Northstar Capital Partners*+         15.88    1,885,061   4.5     (500,819)
    2,430 Vornado Operating Inc.                8.06       19,592   0.0        4,538
                                                       ----------- ----   -----------
                                                        4,906,641  11.8   (1,581,302)
REIT HOTELS: 7.2%
   36,348 Meristar Hospitality Corp            18.56      674,710   1.6     (374,467)
  104,401 Patriot American Hospitality, Inc.    6.00      626,406   1.5   (1,492,618)
   75,600 Starwood Lodging Trust               22.69    1,715,175   4.1   (1,454,257)
                                                       ----------- ----   -----------
                                                        3,016,291   7.2   (3,321,342)
                                       15

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS(CONCLUDED)                             DECEMBER 31, 1998

                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------

REIT INDUSTRIAL: 2.5%
   36,700 Weeks Corp.                         $28.19   $1,034,481   2.5%  $  (21,709)
                                                       ----------- ----   -----------

REIT MANUFACTURED HOUSING: 1.4%
   16,800 Commercial Assets Inc.                6.06      101,850   0.2      (14,490)
   14,200 Sun Communities, Inc.                38.41      494,338   1.2       30,007
                                                       ----------- ----   -----------
                                                          596,188   1.4       15,517

REIT OFFICE/INDUSTRIAL: 26.9%
   44,900 Boston Properties, Inc.              30.50    1,369,450   3.3     (121,407)
   63,200 Duke Realty Investments Inc.         23.25    1,469,400   3.6      229,206
   96,679 Equity Office Properties Trust       24.00    2,320,317   5.6     (200,563)
   57,300 Mack-Cali Realty Corp.               30.88    1,769,138   4.3     (287,766)
   11,000 PS Business Parks Inc.               23.88      262,625   0.6       (5,500)
   66,700 Reckson Associates                   22.19    1,479,906   3.6       55,808
   18,000 Sl Green Realty Corp.                21.63      389,250   0.9      (13,493)
   60,000 Spieker Properties, Inc.             34.63    2,077,500   5.0      215,410
                                                       ----------- ----   -----------
                                                       11,137,586  26.9     (128,305)
REIT RETAIL FACTORY OUTLETS: 2.3%
   27,200 Chelsea GCA Realty, Inc.             35.63      969,000   2.3      111,524
                                                       ----------- ----   -----------
REIT RETAIL FREESTANDING: 1.1%
   32,900 Commercial Net Lease Realty          13.25      435,925   1.1      (63,098)
                                                       ----------- ----   -----------
REIT RETAIL/NEIGHBORHOOD AND
 COMMUNITY CENTERS: 2.2%
   51,800 Developers Diversified Realty        17.75      919,450   2.2       78,731
                                                       ----------- ----   -----------
REIT RETAIL REGIONAL MALLS: 2.3%
   15,400 Macerich Company                     25.63      394,625   1.0      (26,969)
   20,000 Rouse Company                        27.50      550,000   1.3      (16,476)
                                                       ----------- ----   -----------
                                                          944,625   2.3      (43,445)
REIT SELF STORAGE: 6.7%
   52,500 Public Storage, Inc.                 27.06    1,420,781   3.4       64,849
   41,600 Storage USA, Inc.                    32.31    1,344,200   3.3      (83,347)
                                                       ----------- ----   -----------
                                                        2,764,981   6.7      (18,498)
                                       16

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------

TOTAL COMMON STOCK
      (Cost $45,362,296)                              $40,383,222  97.4% $(4,979,074)
                                                       ----------- ----   -----------

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 2.3%
--------------------------------------------------------------------------------
$ 953     Goldman Sachs & Co.,
            4.50% dated 12/31/98,
            to be repurchased on 1/4/99,
            collateralized by U.S. Treasury Bond
            with a market value of $972,509
            (Cost $953,000)                               953,000   2.3
                                                       ----------- -----
TOTAL INVESTMENTS--99.7%
  (Cost $46,315,296)**                                 41,336,222  99.7
OTHER ASSETS IN EXCESS OF LIABILITIES--0.3%               125,712   0.3
                                                       ----------- -----
TOTAL NET ASSETS--100.0%                              $41,461,934 100.0%
                                                      =========== =====
NET ASSET VALUE AND REDEMPTION PRICE PER:
  CLASS A SHARE
    ($33,239,325 / 2,856,524 shares outstanding)           $11.64
                                                           ======
  CLASS B SHARE
    ($7,640,726 / 658,457 shares outstanding)              $11.60***
                                                           ======
 INSTITUTIONAL SHARE
    ($581,883 / 49,564 shares outstanding)                 $11.74
                                                           ======
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE
    ($11.64 / 0.955)                                       $12.19
                                                           ======
  CLASS B SHARE                                            $11.60
                                                           ======
  INSTITUTIONAL SHARE                                      $11.74
                                                           ======

------------------
   *Non-income producing security.
 ** Aggregate cost for federal tax purposes was $45,647,506.
 ***Redemption value is $11.14 following a maximum 4% contingent deferred sales charge.
   +Securities are fair valued by management see Note 1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                       For the
                                                                     Year Ended
                                                                    December 31,
--------------------------------------------------------------------------------
                                                                        1998

Investment Income:
   Dividends ...................................................   $  2,647,020
   Interest ....................................................         36,463
                                                                   ------------
        Total income ...........................................      2,683,483
                                                                   ------------

Expenses:
   Investment advisory fee .....................................        315,817
   Distribution fee ............................................        189,562
   Professional fees ...........................................        102,740
   Transfer agent fee ..........................................         49,118
   Registration fees ...........................................         45,755
   Accounting fee ..............................................         41,142
   Organization ................................................         28,328
   Shareholder Reporting fees ..................................         26,542
   Custodian fees ..............................................         15,719
   Miscellaneous ...............................................          3,204
   Directors' fee ..............................................          2,230
                                                                   ------------
        Total expenses .........................................        820,157
   Less:Fees waived ............................................       (144,382)
                                                                   ------------
        Net expenses ...........................................        675,775
                                                                   ------------
   Net investment income .......................................      2,007,708
                                                                   ------------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions ................        981,839
   Change in unrealized appreciation/depreciation of investments    (14,660,156)
                                                                   ------------
   Net loss on investments .....................................    (13,678,317)
                                                                   ------------

Net decrease in net assets resulting from operations ...........   $(11,670,609)
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years Ended December 31,
-------------------------------------------------------------------------------------
                                                            1998           1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income .............................   $  2,007,708    $  1,467,633
   Net realized gain from security transactions ......        981,839       1,997,900
   Change in unrealized appreciation/
     depreciation of investments .....................    (14,660,156)      4,596,911
                                                         ------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations .................................    (11,670,609)      8,062,444
                                                         ------------    ------------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares ..................................     (1,296,479)     (1,271,684)
     Class B Shares ..................................       (249,595)       (238,106)
     Institutional Shares ............................        (24,043)         (1,925)
                                                         ------------    ------------
   Net realized capital gains:
     Class A Shares ..................................     (1,218,097)     (1,205,375)
     Class B Shares ..................................       (295,348)       (274,879)
     Institutional Shares ............................        (23,198)         (8,516)
                                                         ------------    ------------
   Return of capital:
     Class A Shares ..................................       (103,847)           --
     Class B Shares ..................................        (21,830)           --
     Institutional Shares ............................         (1,944)           --
                                                         ------------    ------------
   Total distributions ...............................     (3,234,381)     (3,000,485)
                                                         ------------    ------------

Capital Share Transactions:
   Proceeds from sale of shares ......................     15,886,815      22,600,633
   Value of shares issued in reinvestment of dividends      2,740,207       2,621,448
   Cost of shares repurchased ........................    (14,115,495)     (3,539,713)
                                                         ------------    ------------
   Increase in net assets derived from
     capital share transactions ......................      4,511,527      21,682,368
                                                         ------------    ------------
   Total increase/(decrease) in net assets ...........    (10,393,463)     26,744,327

Net Assets:
   Beginning of period ...............................     51,855,397      25,111,070
                                                         ------------    ------------
   End of period .....................................   $ 41,461,934    $ 51,855,397
                                                         ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               For the                                 For the Period
                                                             Year Ended            For the Years     January 3, 1995 1
                                                            December 31,         Ended December 31,  through December 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                1998            1997           1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period ...............      $    15.78     $    13.89     $    11.20     $   10.00
                                                               ----------     ----------     ----------     ---------
Income from Investment Operations:
   Net investment income ................................            0.58           0.52           0.61          0.56
   Net realized and unrealized gain/(loss) on investments           (3.79)          2.44           2.90          1.21
                                                               ----------     ----------     ----------     ---------
   Total from Investment Operations .....................           (3.21)          2.96           3.51          1.77
                                                               ----------     ----------     ----------     ---------
Less Distributions:
   Distributions from net investment income .............           (0.46)         (0.60)         (0.58)        (0.49)2
   Distributions from net realized capital gains ........           (0.43)         (0.47)         (0.22)        (0.05)
   Return of capital ....................................           (0.04)            --          (0.02)        (0.03)2
                                                               ----------     ----------     ----------     ---------

   Total distributions ..................................           (0.93)         (1.07)         (0.82)        (0.57)
                                                               ----------     ----------     ----------     ---------

   Net asset value at end of period .....................      $    11.64     $    15.78     $    13.89     $   11.20
                                                               ==========     ==========     ==========     =========

Total Return3 ...........................................          (20.82)%        22.01%         32.70%        18.19%
Ratios to Average Daily Net Assets:
   Expenses4 ............................................            1.25%          1.25%          1.25%         1.25% 6,7
   Net investment income5 ...............................            4.28%          3.87%          5.29%         6.09% 6,7
Supplemental Data:
   Net assets at end of period (000) ....................      $   33,239     $   41,773     $   19,816     $   7,171
   Portfolio turnover rate ..............................              24%            35%            23%           28%

----------------
1 Commencement of operations.
2 Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
3 Total return excludes the effect of sales charge.
4 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.55%, 1.58%, 2.28% and 3.25% (annualized)for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.
5 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.98%, 3.54%, 4.26% and 3.89% (annualized) for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.
6 Annualized.
7 Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     20 & 21

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      For the            For the Period
                                                           For the Years            Year Ended           January 3, 1995 1
                                                         Ended December 31,        December 31,        through December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                1998              1997         1996          1995

Per Share Operating Performance:
   Net asset value at beginning of period ...............        $ 15.71        $13.84  $      11.18         10.00
                                                               ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ................................           0.47          0.42          0.52          0.50
   Net realized and unrealized gain/(loss) on investments          (3.77)         2.42          2.89          1.20
                                                               ---------     ---------     ---------     ---------
   Total from Investment Operations .....................          (3.30)         2.84          3.41          1.70
                                                               ---------     ---------     ---------     ---------
Less Distributions:
   Dividends from net investment income .................          (0.34)        (0.50)        (0.51)        (0.42)2
   Distributions from net realized capital gains ........          (0.43)        (0.47)        (0.22)        (0.05)
   Return of capital ....................................          (0.04)           --         (0.02)        (0.05)2
                                                               ---------     ---------     ---------     ---------

   Total distributions ..................................          (0.81)        (0.97)        (0.75)        (0.52)
                                                               ---------     ---------     ---------     ---------

   Net asset value at end of period .....................      $   11.60     $   15.71     $   13.84     $   11.18
                                                               =========     =========     =========     =========

Total Return3 ...........................................         (21.39)%       21.11%        31.67%        17.40%
Ratios to Average Daily Net Assets:
   Expenses4 ............................................           2.00%         2.00%         2.00%         2.00% 6,7
   Net investment income5 ...............................           3.48%         3.12%         4.46%         5.39% 6,7
Supplemental Data:
   Net assets at end of period (000) ....................      $   7,641     $   9,799     $   5,295     $   3,016
   Portfolio turnover rate ..............................             24%           35%           23%           28%


----------
1 Commencement of operations.
2 Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
3 Total return excludes the effect of sales charge.
4 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.30%, 2.33%, 3.03% and 4.05% (annualized) for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.
5 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.18%, 2.79%, 3.43% and 3.09% (annualized) for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.
6 Annualized.
7 Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22 & 23

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                     For the       For the Period
                                    Year Ended     March 31, 19971
                                   December 31, through December 31,
--------------------------------------------------------------------
                                       1998             1997
Per Share Operating Performance:
   Net asset value at beginning
     of period .....................   $    15.91  $    14.19
                                          -------     -------
Income from Investment Operations:
   Net investment income ...........         0.58        0.47
   Net realized and unrealized
     gain/(loss) on investments ....        (3.78)       2.14
                                          -------     -------
   Total from Investment Operations         (3.20)       2.61
                                          -------     -------
Less Distributions:
   Dividends from net investment
     income ........................        (0.50)      (0.42)
   Distributions from net realized
     capital gains .................        (0.43)      (0.47)
   Return of capital ...............        (0.04)         --
                                          -------     -------
   Total distributions .............        (0.97)      (0.89)
                                          -------     -------
Net asset value at end of period ...      $ 11.74     $ 15.91
                                          =======     =======

Total Return .......................       (20.64)%     18.84%
Ratios to Average Daily Net Assets:
   Expenses2 .......................         1.00%       1.00%4
   Net investment income3 ..........         4.73%       4.30%4
Supplemental Data:
   Net assets at end of period (000)      $   582     $   288
   Portfolio turnover rate .........           24%         35%4


------------------
1 Commencement of operations.
2 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.28% and 1.39% (annualized) for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
3 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 4.45% and 3.73% (annualized) for the year ended December 31, 1998 and for the period ended
   December 31, 1997, respectively.
4 Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both began operation January 3, 1995, and Institutional Shares, which began operations March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements in accordance with generally accepted accounting principles, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1998, there were two Board valued securities collectively valued at $2,678,811, representing 6.46% of net assets of the Fund.

      B. REPURCHASE AGREEMENTS-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

         broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

         The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

      D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began operations.

         Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million. For the year ended December 31, 1998, ICC's advisory fee was $315,817 of which $15,525 was payable at the end of the period.

     ICC has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. ICC waived fees of $144,382 for the year ended December 31, 1998.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1998, ICC's fee was $41,142 of which $3,194 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998, ICC's fee was $49,118 of which $10,510 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABKBLaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

     Bankers Trust Corporation has provided custody services to the Fund since September 22, 1997.For the year ended December 31, 1998, custody fees amounted to $15,719 of which $4,775 was payable at the end of the period.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- concluded

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates:0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B Shares average daily net assets. The fees for Class B Shares include a 0.25% shareholder servicing fee. Prior to September 1, 1997, Alex.Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was $407 and the accrued liability was $1,342.

     NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                         Class A Shares
                                              -------------------------------
                                                  For the          For the
                                                Year Ended       Year Ended
                                               Dec. 31, 1998    Dec. 31, 1997
                                              -------------    ---------------
Shares sold ................................        913,519       1,256,866
Shares issued to shareholders on
   reinvestment of dividends ...............        173,588         146,244
Shares redeemed ............................       (878,163)       (182,922)
                                               ------------    ------------
Net increase in shares outstanding .........        208,944       1,220,188
                                               ============    ============

Proceeds from sale of shares ...............   $ 12,447,914    $ 18,297,796
Value of reinvested dividends ..............      2,258,875       2,192,511
Cost of shares redeemed ....................    (11,380,062)     (2,675,100)
                                               ------------    ------------
Net increase from capital share transactions   $  3,326,727    $ 17,815,207
                                               ============    ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                           Class B Shares
                                                   -----------------------------
                                                        For the       For the
                                                      Year Ended    Year Ended
                                                    Dec. 31, 1998 Dec. 31, 1997
                                                    ------------- --------------
Shares sold ....................................        189,158         272,248
Shares issued to shareholders on
   reinvestment of dividends ...................         34,739          28,690
Shares redeemed ................................       (188,973)        (60,099)
                                                    -----------     -----------
Net increase in shares outstanding .............         34,924         240,839
                                                    ===========     ===========
Proceeds from sale of shares ...................    $ 2,735,502     $ 4,002,637
Value of reinvested dividends ..................        449,966         428,928
Cost of shares redeemed ........................     (2,520,889)       (864,613)
                                                    -----------     -----------
Net increase from capital share transactions ...    $   664,579     $ 3,566,952
                                                    ===========     ===========




                                                      Institutional Shares
                                                 -------------------------------
                                                      For the        For the
                                                     Year Ended     Period Ended
                                                    Dec. 31, 1998  Dec. 31, 1997
                                                    ------------- --------------
Shares sold .......................................        47,072         18,118
Shares issued to shareholders on
   reinvestment of dividends ......................         2,477              1
Shares redeemed ...................................       (18,105)          --
                                                        ---------      ---------
Net increase in shares outstanding ................        31,444         18,119
                                                        =========      =========

Proceeds from sale of shares ......................     $ 703,400      $ 300,200
Value of reinvested dividends .....................        31,366              9
Cost of shares redeemed ...........................      (214,544)          --
                                                        ---------      ---------
Net increase from capital share transactions ......     $ 520,222      $ 300,209
                                                        =========      =========

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $14,161,492 and sales of investment securities aggregated $11,716,062 for the year ended December 31, 1998.

     For Federal income tax purposes, the tax cost of investments held at December 31, 1998 was $45,647,506. At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,780,650, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,759,724.


NOTE 5--Net Assets

     On December 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares ......................................   $ 36,710,121
   Class B Shares ......................................      8,239,179
   Institutional Shares ................................        823,918
Accumulated net realized gain from security transactions        667,790
Unrealized depreciation of investments .................     (4,979,074)
                                                           ------------
                                                           $ 41,461,934
                                                           ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Real Estate Securities Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 5, 1999

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
FOR THE TAX YEAR ENDED DECEMBER 31, 1998

         We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
         The fund's distributions to shareholders included $1,536,643 from long-term capital gains; of which $1,056,390 was subject to the 20% rate gains category.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
                                 RICHARD T. HALE
                                    Chairman
                                JAMES J. CUNNANE
                                    Director
                               JOSEPH R. HARDIMAN
                                    Director
                                  LOUIS E. LEVY
                                    Director
                               EUGENE J. MCDONALD
                                    Director
                                REBECCA W. RIMEL
                                    Director
                                TRUMAN T. SEMANS
                                    Director
                               CARL W. VOGT, ESQ.
                                    Director
                             WILLIAM K. MORRILL, JR.
                                    President
                                 KEITH R. PAULEY
                            Executive Vice President
                               JAMES A. ULMER III
                                 VICE PRESIDENT
                                JOSEPH A. FINELLI
                                    Treasurer
                                  AMY M. OLMERT
                                    Secretary
                                 SCOTT J. LIOTTA
                               Assistant Secretary


INVESTMENT OBJECTIVE

A mutual fund designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                      LOGO


                                     Growth

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund


                                    Specialty

                       Flag Investors Communications Fund

                   Flag Investors Real Estate Securities Fund


                                    Balanced

                        Flag Investors Value Builder Fund


                                  Fixed Income

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares


                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares


                                  Money Market

                    Flag Investors Cash Reserve Prime Shares



                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.